SCHEDULE 14 A/A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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LIBERTY STAR URANIUM & METALS CORP.
(Name of Registrant as Specified in Its Charter)

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LIBERTY STAR URANIUM & METALS CORP.
P.O. Box 32909
Tucson, Arizona
85751-2909

December 17 , 2008

To the Stockholders of Liberty Star Uranium & Metals Corp.:

You are cordially invited to attend the annual meeting of stockholders of Liberty Star Uranium & Metals Corp., a Nevada corporation, on Monday, January 15 , 2009 at 9:00 a.m. at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712.

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card in the envelope (if mailing within the United States) to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of our Annual Report on Form 10-KSB for the year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the period ended October 31 , 2008 are also enclosed with this letter.

The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely,

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer and Chief Financial Officer
Chairman of the Board

LIBERTY STAR URANIUM & METALS CORP.
P.O. Box 32909
Tucson, Arizona
85751-2909

Notice of Annual Meeting of Stockholders
to be Held on January 15 , 2009

To the Stockholders of Liberty Star Uranium & Metals Corp.:

NOTICE IS HEREBY GIVEN that Liberty Star Uranium & Metals Corp., a Nevada corporation, will hold its annual meeting of stockholders on Monday, January 15 , 2009 at 9:00 a.m. (local time) at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712 (the “Meeting”). The Meeting is being held for the following purposes:

1. To elect James Briscoe, Gary Musil and John Guilbert to serve as directors of our company;

2. To ratify the appointment of Semple & Cooper, LLP as the independent auditors of our company for the year ended January 31, 2008;

3. To approve an increase in capitalization to 10,000,000,000 common shares;

4. To approve the 2007 Stock Option Plan; and,

5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “for” each of the nominees and vote “for” each proposal.

Our Board has fixed the close of business on November 17, 2008 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting.

Dated: December 17, 2008.

By Order of the Board of Directors,

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer and Chief Financial Officer
Chairman of the Board

IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

LIBERTY STAR URANIUM & METALS CORP.
P.O. Box 32909
Tucson, Arizona
85751-2909

Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Monday, January 15 , 2009 at 9:00 a.m. (local time) at the at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about December 23 , 2008 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to “we”, “us”, “our” and “Liberty Star” refer to Liberty Star Uranium & Metals Corp.

GENERAL INFORMATION

Corporate Overview

On February 5, 2004, Articles of Merger were filed with the Secretary of State of Nevada. We held our last Annual General Meeting on May 21, 2007.

On March 22, 2007, we incorporated a wholly-owned Nevada subsidiary for the sole purpose of effecting a name change of our company through a merger with our subsidiary. On April 6, 2007, we merged our subsidiary with and into our company, with our company carrying on as the surviving corporation under the name Liberty Star Uranium & Metals Corp. Our name change was effected with NASDAQ on April 16, 2007 and our ticker symbol on the OTC Bulletin Board was changed to "LBSU".

We are an exploration stage company engaged in the acquisition and exploration of mineral properties in the State of Alaska through our wholly-owned subsidiary, Big Chunk Corp. We also have mineral exploration properties in the State of Arizona.

Annual Report

Our annual report on Form 10-KSB for the year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the period ended October 31 , 2008 are enclosed with this proxy statement.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.001 par value per share (the “Common Stock”) as of the close of business on November 17, 2008. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the November 17, 2008 record date, there were 193,946,706 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.

Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals 1 and 2 and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, The Nevada Agency and Trust Company, 50 West Liberty Street, Suite 880, Reno, NV 89501, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

Voting of Shares

Stockholders of record on the November 17, 2008 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $30,000.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law, or under our Articles of Merger, or our bylaws in connection with the matters to be voted on at the Meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Liberty Star Uranium & Metals Corp. common stock. Accordingly, the three nominees for election as directors receiving the highest number of votes will be elected. Pursuant to our Certificate of Incorporation, shareholders are not permitted to cumulative voting for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the three nominees receiving the greatest number of votes will be elected. Our Board of Directors unanimously recommends that you vote “FOR” the election of each of its director nominees.

Vote Required to Approve Proposal 3: Approval of Increase in Capitalization to 10,000,000,000 Common Shares

Approval of Increase in Capitalization to 10,000,000,000 Common Shares is by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Liberty Star Uranium & Metals Corp. common stock. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and will have no effect on the outcome of the vote. Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the Approval of Increase in Capitalization to 10,000,000,000 Common Shares.

Vote Required to Approve Proposal 4: Approval of the 2007 Stock Option Plan

Approval of the 2007 Stock Option Plan is by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Liberty Star Uranium & Metals Corp. common stock. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will be disregarded and will have no effect on the outcome of the vote. Our Board of Directors unanimously recommends that you vote “FOR” the Approval of the 2007 Stock Option Plan.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on November 17, 2008 for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

As of November 17, 2008, we had approximately 193,946,706 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
James Briscoe Tucson, Arizona	9,050,000(2)	4.66%
Gary Musil Vancouver, British Columbia	188,000(3)	0.10%
John Guilbert Tucson, Arizona	210,000(3)	0.11%
Cede & Co. New York, NY	141,943,441(4)	73.19%
Directors and Executive Officers as a Group	9,448,000(3)	4.87%

(1) Based on 193,946,706 shares of Common Stock outstanding as of November 17, 2008. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) 8,750,000 of these shares are held by Alaska Star Minerals LLC. James Briscoe beneficially owns 100% of the membership interest in Alaska Star Minerals LLC. 300,000 of these shares represent shares of our Common Stock that may be acquired upon exercise of stock options granted by us on May 21, 2008 that are currently exercisable or are exercisable within 60 days.

(3) This figure represents shares of our Common Stock that may be acquired upon exercise of stock options granted by us on December 27, 2004, on April 6, 2006 and on May 21, 2008 that are currently exercisable or are exercisable within 60 days.

(4) Cede & Co. is a nominee for The Depository Trust Company, and acts as depository for many United States brokerage firms and custodian banks. Management of our company is unaware of the beneficial shareholders respecting the Common Stock registered in the name of Cede & Co.

SUMMARY OF MATTERS TO BE VOTED ON

Proposal 1 – Election of Directors

The nominees for election at the Meeting to fill the positions on the Board are James Briscoe, Gary Musil and John Guilbert. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

The Board unanimously recommends a vote “FOR” the nominees: James Briscoe, Gary Musil and John Guilbert.

For further information, please refer to the heading below “Directors and Executive Officers”.

Proposal 2 - Ratification Of Appointment Of Independent Auditor

On September 13, 2004, Semple & Cooper, LLP was first engaged as our principal accountant to audit our financial statements.

The Board also selected Semple & Cooper, LLP as our independent auditors for the fiscal year ended January 31, 2009, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Semple & Cooper, LLP as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Semple & Cooper, LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the

Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

Our Board has considered and determined that the services provided by Semple & Cooper, LLP are compatible with maintaining the principal accountant’s independence.

Representatives of Semple & Cooper, LLP are not expected to be present at the Meeting.

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Semple & Cooper, LLP as our independent auditors for the fiscal year ended January 31, 2009.

For further information, please refer to the heading below “Independent Public Accountants”.

Proposal 3 – Approval of Increase in Capitalization to 10,000,000,000 Common Shares

The Board is seeking shareholder approval to the increase our authorized common shares from 200,000,000 to 10,000,000,000. Our company will, if approved by the shareholders of the company, file Articles of Amendment to amend our Certificate of Incorporation increasing the authorized shares of our company.

Our Board of Directors recommends the increase in the authorized number of common shares so that additional shares will be available for issuance for general corporate purposes, including financing activities, and to meet our obligations under Convertible Promissory Notes dated May 11, 2007 and August 28, 2008 without the requirement of further action by our shareholders. In addition, our corporation will consider a stock dividend to shareholders which is not possible unless we have sufficient share capital to carry it out.

The Board unanimously recommends a vote “FOR” an increase in capitalization to 10,000,000,000 common shares.

For further information, please refer to the heading below “Increase in Capitalization to 10,000,000,000 Common Shares”.

Proposal 4 – Approval of the 2007 Stock Option Plan

On December 10, 2007, our Board of Directors adopted our 2007 Stock Option Plan. Under the 2007 Stock Option Plan options to acquire common shares and issuance of common shares underlying options may be made to directors, officers, consultants and employees of our company. A total of 10,000,000 commons shares may be issued under our 2007 Stock Option Plan. A copy of our 2007 Stock Option Plan is attached to this proxy statement as Schedule 1.

The Board unanimously recommends a vote “FOR” the approval of the 2007 Stock Option Plan.

For further information, please refer to the heading below “2007 Stock Option Plan”.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name	Position Held with the Company	Age	Date First Elected or Appointed
James Briscoe	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board and Director	67	President, Chief Executive Officer, Chairman of the Board and Director since February 3, 2004
Gary Musil	Secretary and Director	58	Secretary and Director since October 23, 2003
John Guilbert	Director	77	Director since February 5, 2004

James Briscoe - President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Director

Mr. Briscoe was appointed as our Chief Executive Officer, President, Chairman and a director on February 3, 2004. He was appointed Chief Financial Officer on August 7, 2008. Mr. Briscoe is a Registered Professional Geologist in the states of Arizona and California. From 1996 to April 2005, Mr. Briscoe was the Vice President Exploration, and Chairman of the Board of JABA Exploration Inc., a TSX Venture Exchange Canadian public company. Mr. Briscoe was also the President, Chief Executive Officer and a Geologist of JABA (US) Inc. and President of Compania Minera JABA, S.A. de C.V. in Mexico. Compania Minera JABA, S.A. de C.V. is no longer active and is in the process of dissolution. During the periods of time indicated below, Mr. Briscoe served in the positions listed for the following two Canadian public companies:

Company	Title	From	To

1. Excellon	VP Exploration	April 1994	January 1996
2. JABA Inc.	CEO	January 1980	April 2005

Gary Musil – Secretary and Director

Mr. Gary Musil was appointed as one our directors on October 23, 2003 and is presently our corporate Secretary. Mr. Musil was our Chief Executive Officer and Chief Financial Officer from October 23, 2003 to February 3, 2004. Mr. Musil has more than 30 years of management and financial consulting experience. Mr. Musil has served as an officer and director on numerous public mining companies since 1988. This experience has resulted in his overseeing exploration projects in Peru, Chile, Eastern Europe (Slovak Republic), British Columbia, Ontario, Quebec and New Brunswick (Canada). Prior to this, he was employed for 15 years with Dickenson Mines Ltd. and Kam-Kotia Mines Ltd. as a controller for the producing silver/lead/zinc mine in the interior of British Columbia, Canada. Mr. Musil currently serves as an officer/director of four TSX Venture Exchange public companies in Canada. Mr. Musil has been the President, Chief Executive Officer, Chief Financial Officer and a director of Montoro Resources Inc., a TSX Venture company and a reporting issuer in Canada, since May 2000. Mr. Musil has been the Chief Financial Officer, Secretary and a director of Belmont Resources Inc., a TSX Venture company and a reporting issuer in Canada, since December 1999. Mr. Musil has been the Chief Financial Officer and Secretary of Highbank Resources Ltd., a TSX Venture company and a reporting issuer in Canada, since December 1988. Mr. Musil has been the Chief Financial Officer and director of Megastar Development Corp., a TSX Venture company and a reporting issuer in Canada, since July 2006.

John Guilbert – Director

Dr. Guilbert was appointed as one of our directors on February 5, 2004. Dr. Guilbert is a Professor Emeritus at the University of Arizona and is a world-renowned geologist and author and a co-developer of the Lowell-Guilbert porphyry copper model and recipient of two mining awards, the R.A.F. Penrose Medal and the D.C. Jackling Award. Dr. Guilbert has served as a director of Excellon Inc. a Vancouver Stock Exchange listed company from 1992 – 1996. Dr. Guilbert has served as a Board Chairman and director for JABA Inc., an Alberta Stock Exchange (later CDNX then TSX) listed company from 1996 – 2002.

Conduct of Business

The Board of Directors of our company held eight formal meetings during the year ended January 31, 2008. All proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada General Corporate Law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Transactions with related persons, promoters and certain control persons.

Except as disclosed herein, there have been no transactions or proposed transactions in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last three completed fiscal years in which any of our directors, executive officers or beneficial holders of more than 5% of the outstanding shares of our common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Audit Committee Financial Expert

The Board has determined that, since the departure our former Chief Financial Officer, Jon Young, on July 31, 2008, we do not have a member of our audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that the members of our Board are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. In addition, we believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues to date.

Identification of the Audit Committee

Currently our audit committee consists of our entire Board. The function of the audit committee is to meet with our independent auditors at least annually to review, upon completion of the annual audit, financial results for the year, as reported in our financial statements; recommend to the Board the independent auditors to be retained; review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore; assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner; and review and approve all professional services provided to us by the independent auditors and considers the possible effect of such services on the independence of the auditors.

During fiscal 2008, there were no meetings held by the audit committee. The business of the audit committee was conducted by resolutions consented to in writing by all the members and filed with the minutes of the proceedings of the audit committee.

Other Committees

We currently do not have a nominating committee or a committee performing similar functions. Our board of directors believes that it is appropriate for us not to have such a committee because our entire board of directors capably carries out the functions of a nominating committee. Each of our three directors, James Briscoe, Gary Musil and John Guilbert, participates in the consideration of director nominees.

We currently do not have a compensation committee or a committee performing similar functions. Our board of directors believes that it is appropriate for us not to have such a committee because our entire board of directors capably carries out the functions of a compensation committee. Each of our three directors, James Briscoe, Gary Musil and John Guilbert, participates in the consideration of executive officer and director compensation, with any director abstaining from the decision when it is his compensation that is being determined.

Director Independence

We currently act with three directors, consisting of James Briscoe, Gary Musil and John Guilbert. We have determined that John Guilbert qualifies as "independent" as the term is used in Item 7(d)(3)(iv)(B) of Schedule 14A under the Securities Exchange Act of 1934, as amended, and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

  our principal executive officer;

  each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended January 31, 2008; and

  up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, of our years ended January 31, 2008 and 2007, are set out in the following summary compensation tables:

Summary Compensation Table

Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (US$) (7)	Nonequity Incentive Plan Compensation (US$)	Non- qualified Deferred Compensation Earnings (US$)	All Other Compensation (US$) (1)	Total (US$)
James Briscoe Principal Executive Officer, President, CEO, Chairman and Director	2008 2007	120,000 120,000	28,385 14,173	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	$148,385 $134,173
Jon Young Principal Financial Officer, CFO, Director, and Treasurer	2008 2007	36,000 36,000	Nil Nil	Nil Nil	Nil 138,300(2)	Nil Nil	Nil Nil	Nil Nil	$36,000 $174,300
Gary Musil Secretary and Director	2008 2007	Nil Nil	Nil Nil	Nil Nil	Nil 13,440(3)	Nil Nil	Nil Nil	Nil Nil	Nil $13,440
David Boyer Geologist and GIS Specialist	2008 2007	91,667 65,004	1,461 Nil	Nil Nil	Nil 143,660(4)	Nil Nil	Nil Nil	Nil Nil	$93,128 $208,664
Erik Murdock Geologist and GIS Specialist	2008 2007	77,450 38,333	Nil Nil	Nil Nil	2,000(6) 115,500(5)	Nil Nil	Nil Nil	Nil Nil	$79,450 $153,833

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2) Mr. Young was awarded 75,000 incentive stock options on April 6, 2006 with a grant date fair value of $0.64 per share and another 215,000 options on December 8, 2006 with a grant date fair value of $0.42 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(3) Mr. Musil was awarded 21,000 incentive stock options on April 6, 2006 with a grant date fair value of $0.64 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(4) Mr. Boyer was awarded 44,000 incentive stock options on April 6, 2006 with a grant date fair value of $0.64 per share and another 275,000 options on December 8, 2006 with a grant date fair value of $0.42 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(5) Mr. Murdock was awarded 275,000 incentive stock options on December 8, 2006 with a grant date fair value of $0.42 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(6) Mr. Murdock was awarded 10,000 incentive stock options on May 24, 2007 with a grant date fair value of $0.20 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

(7) The Company granted options on April 6, 2006 that are exercisable at a price of $1.11 per share until April 6, 2016, and vest on the basis of 25% of the options on each of the 6 month anniversaries from the date of granting. The Company also granted options on December 8, 2006, and are exercisable at a price of $0.72 per share until December 8, 2016, and vest on the basis of 25% of the options on each of the 6 month anniversaries from the date of granting. The Company granted options on May 4, 2007 that are exercisable at a price of $1.11 per share until April 6, 2006, and vest on the basis of 50% on the grant date, 25% on October 6, 2007 and another 25% on April 6, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officers certain information concerning the outstanding equity awards as of January 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
James Briscoe	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Jon Young	120,000	Nil	Nil	$1.678	12/27/2014	Nil	Nil	Nil	Nil
Jon Young	56,250	Nil	18,750(1)	$1.11	4/6/2016	Nil	Nil	Nil	Nil
Jon Young	107,500	Nil	107,500(2)	$0.72	12/8/2016	Nil	Nil	Nil	Nil
Gary Musil	17,000	Nil	Nil	$1.678	12/27/2014	Nil	Nil	Nil	Nil
Gary Musil	15,750	Nil	5,250(1)	$1.11	4/6/2016	Nil	Nil	Nil	Nil
David Boyer	33,000	Nil	11,000(1)	$1.11	4/6/2016	Nil	Nil	Nil	Nil
David Boyer	137,500	Nil	137,500(2)	$0.72	12/8/2016	Nil	Nil	Nil	Nil
Erik Murdock	137,500	Nil	137,500(2)	$0.72	12/8/2016	Nil	Nil	Nil	Nil
Erik Murdock	7,500	Nil	2,500(3)	$1.11	4/6/2016	Nil	Nil	Nil	Nil

Options vest 25% on each six month anniversary from the grant date of April 6, 2006. The vesting dates are as follows: 25% on October 6, 2006; 25% on April 6, 2007; 25% on October 6, 2007; and 25% on April 6, 2008.

(1) Options vest 25% on each six month anniversary from the grant date of December 8, 2006. The vesting dates are as follows: 25% on June 8, 2007; 25% on December 8, 2007; 25% on June 8, 2008; and 25% on December 8, 2008.

(2) Options vest 50% on the grant date of May 24, 2007, 25% on October 6, 2007 and another 25% on April 6, 2008.

COMPENSATION PLANS

Securities authorized for issuance under equity compensation plans

Our Board of Directors approved our "2004 Stock Option Plan." This plan has not been approved by our stockholders. On April 6, 2006, we granted to our employees, consultants, officers and directors stock options to purchase an aggregate of 1,594,000 common shares exercisable at the price of $1.11 per share for a term of ten years. The grant of stock options was made under the terms of our 2004 Stock Option Plan. On December 8, 2006, we granted to our employees, consultants, officers and directors stock options to purchase an aggregate of 1,590,000 common shares exercisable at the price of $0.72 per share for a term of ten years. The grant of stock options was made under the terms of our 2004 Stock Option Plan. On May 24, 2007, the Company granted 10,000 incentive stock options to an employee in accordance with the 2004 Stock Option Plan. The options have an exercise price of $1.11 per share and a term of 8.875 years. The options vest 50% on the grant date, 25% on October 6, 2007 and 25% on April 6, 2008. On August 15, 2007, the Company granted 250,000 non-qualified stock options pursuant to the 2004 Stock Option Plan to an investor relations consultant in exchange for future services. The Options have an exercise price of $0.45 per share and a term of 3 years. The options vest 25% every three month anniversary of the grant date.

On December 10, 2007, our Board of Directors approved our 2007 Stock Option Plan. Under the 2007 Stock Option Plan, options to acquire common shares and issuance of common shares underlying options may be made to directors, officers, consultants and employees of our company. A total of 10,000,000 common shares may be issued under our 2007 Stock Option Plan. The form of the 2007 Stock Option Plan is subject to the approval of our stockholders and is attached to this proxy statement as Schedule 1.

The Company granted 425,000 non-qualified stock options to non-employee consultants and 3,050,000 incentive stock options to employees, officers and directors on May 21, 2008. The options have an exercise price of $0.22 per option. On June 26, 2008 the Board eliminated the vesting period so the options would be fully vested effective on that date. The options have a life of ten years. The options were granted pursuant to the 2007 Stock Option Plan. The fair value of the stock option grant was determined using the Black-Scholes valuation model.

Equity Compensation Plan Information

Plan Category	Number of securities authorized	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for further issuance (c)
2004 Stock Option Plan	3,850,000	3,294,000	$0.94	556,000
2007 Stock Option Plan	10,000,000	3,475,000	$0.22	6,525,000

Repricing of Options/SARS

No SAR’s have been granted by our company.

Stock Options become exercisable at dates determined by our Board of Directors at the time of granting the options.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.

Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our named executive officers.

Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our Board of Directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. Our Board of Directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.

The following table sets forth for each director, unless such director is also a named executive officer, the particulars of all compensation paid or accruing for the last fiscal year ended.

Name	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)	Option Awards (US$)(4)	Nonequity Incentive Plan Compensation (US$)	Non- qualified Deferred Compensat ion Earnings (US$)	All Other Compensat on (US$) (1)	Total (US$)
John Guilbert	Nil	Nil	Nil	Nil	Nil	Nil	$0
Robert Fields	Nil	Nil	Nil	Nil	Nil	Nil	$0

(1) The value of perquisites and other personal benefits, securities and property for the officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus and is not reported herein.

(2) Mr. Guilbert was awarded 30,000 options on April 6, 2006 with a grant date fair value of $0.64 per share. The assumptions used to determine the grant date fair value can be found in Note 9 to our audited consolidated financial statements.

INDEPENDENT PUBLIC ACCOUNTANTS

Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current and former independent public accountants provided audit and other services during the fiscal years ended January 2008 and 2007 as follows:

	Fiscal
	2008	2007
Audit Fees	$103,358	$78,695
Audit-Related Fees	$3,414	$18,180
Tax Fees	0	0
All Other Fees	0	0
Total Fees	$106,772	$96,875

We do not use Semple & Cooper, LLP for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Semple & Cooper, LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Semple & Cooper, LLP is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

- approved by our audit committee (which consists of our entire Board); or

- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

The Board has considered the nature and amount of fees billed by Semple & Cooper, LLP and believes that the provision of services for activities unrelated to the audit is compatible with maintaining Semple & Cooper, LLP's independence.

INDEBTEDNESS OF MANAGEMENT

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness remains outstanding as at the date of this proxy statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended January 31, 2008, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company entered into the following transactions with related parties during the period ended January 31, 2008:

Paid or accrued $5,991 in rent. We rented an office from an officer on a month-to-month basis for $499 per month.

The Company has a receivable balance due from Elle Venture, a general partnership in which the Company is a 50% partner, for subcontracting and drilling costs incurred by the Company in December 2007 and January 2008. The receivable is unsecured, non-interest bearing and due on demand. Balance at January 31, 2008 is $277,665.

The Company entered into an option agreement with JABA US Inc, an Arizona Corporation in which two directors of the Company are owners of JABA US Inc. The option agreement grants the Company the exclusive right and option to acquire a 100% undivided interest in 26 Federal lode mining claims in the East Silver Bell area northwest of Tucson, AZ and 33 Federal lode mining claims in the Walnut Creek area near Tombstone, AZ for $7,375 paid at the execution of the agreement in December 2007 and a royalty payable ranging from 2% to 10% of net smelter returns in the event that there is a commencement of commercial production. The Company is required to maintain the claims in good standing and pay the annual rentals of $7,375 during the option period which ends no later than January 1, 2011. The Company agrees to make $175,000 in exploration expenditures on or before dates to be determined by the Company, but no later than January 1, 2011. No exploration expenditures have been paid or incurred during the year ended January 31, 2008.

The Company entered into the following transactions with related parties during the period ended January 31, 2007:

Paid or accrued $4,740 in rent. We rented an office from an officer on a month-to-month basis for $395 per month.

The Company advanced funds to XState Resources Arizona, Inc., a corporation in which our president James Briscoe is a Board member. The advance is unsecured, non-interest bearing and due on demand. Balance at January 31, 2007 is $100.

The Company has a receivable balance due from Elle Venture, a general partnership in which the Company is a 50% partner, for subcontracting costs incurred by the Company in January 2007. The receivable is unsecured, non-interest bearing and is due on demand. Balance at January 31, 2007 is $37,413.

INCREASE IN AUTHORIZED CAPITAL TO 10,000,000,000 COMMON SHARES

Our Board of Directors is seeking shareholder approval to the increase our authorized common shares from 200,000,000 to 10,000,000,000. Our company will, if approved by the shareholders of the company, file Articles of Amendment to amend our Certificate of Incorporation increasing the authorized shares of our company.

Our Board of Directors recommends the increase in the authorized number of common shares so that additional shares will be available for issuance with respect to the conversion of promissory notes issued on May 11, 2007 and August 28, 2008 (the “Convertible Promissory Notes”). The Convertible Promissory Notes are secured by all the assets of our company. For further information regarding the Convertible Promissory Notes please see our Quarterly Report on Form 10-Q for the period ended October 31 , 2008, which is enclosed with this proxy statement.

Pursuant to the terms of the Convertible Promissory Notes, we are required to reserve 175% of the stock that is issuable upon the conversion of the notes.

If all of the Convertible Promissory Notes were converted, as calculated at December 16, 2008, then 2,096,296,031 common shares would be issuable to the Holders of those notes. In order to reserve the required 175% of that amount, we require at least 3,668,518,054 shares to be available.

If we do not increase our authorized capital, our company will be in violation of the terms of the Convertible Promissory Notes and subject to forfeiture of our assets.

Our Board of Directors is also considering a dividend to shareholders payable in common stock of our company. While there is no guarantee that this will occur, it will be impossible to issue a dividend if there is not sufficient share capital to do so.

The increase in our authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our Board of Directors will have the authority to issue authorized common stock without requiring future shareholders approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares are issued in the future, they will decrease the existing shareholders' percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing shareholders.

Currently, we have issued the maximum number of authorized shares and have obligations under the Convertible Promissory Notes to issue additional common shares. Without approval of the increase in authorized capital, we will be in default of our obligations.

We do not have any provisions in our Articles, by-laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

2007 STOCK OPTION PLAN

On December 10, 2007, our Board of Directors approved our 2007 Stock Option Plan. Under the 2007 Stock Option Plan, options to acquire common shares and issuance of common shares underlying options may be made to directors, officers, consultants and employees of our company. A total of 10,000,000 common shares may be issued under our 2007 Stock Option Plan. The form of the 2007 Stock Option Plan is subject to the approval of our stockholders and is attached to this proxy statement as Schedule 1.

The Company granted 425,000 non-qualified stock options to non-employee consultants and 3,050,000 incentive stock options to employees, officers and directors on May 21, 2008. The options have an exercise price of $0.22 per option. On June 26, 2008 the Board eliminated the vesting period so the options would be fully vested effective on that date. The options have a life of ten years. The options were granted pursuant to the 2007 Stock Option Plan. The fair value of the stock option grant was determined using the Black-Scholes valuation model.

Equity Compensation Plan Information

Plan Category	Number of securities authorized	Number of securities to be issued upon exercise of outstanding options (a)	Weighted-average exercise price of outstanding options (b)	Number of securities remaining available for further issuance (c)
2004 Stock Option Plan	3,850,000	3,294,000	$0.94	556,000
2007 Stock Option Plan	10,000,000	3,475,000	$0.22	6,525,000

We do not have any agreements for the future issuance of options pursuant to the 2007 Stock Option Plan. Therefore, we are not able to determine the benefits or amounts that will be received or allocated to specific individuals or groups under the plan.

No benefits or amounts were received under the 2007 Stock Option Plan during the fiscal year ended January 31, 2008.

The table below sets out the benefits or amounts that were received under the 2007 Stock Option Plan during the nine months ended October 31, 2008.

2007 STOCK OPTION PLAN BENEFITS Plan Name
Name and Position	Dollar Value ($)[1]	Number of Units
James Briscoe, President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board	$ 30,000	300,000
Gary Musil, Secretary and Director	$ 15,000	150,000
John Guilbert, Director	$ 10,000	100,000
Executive Group	$ 55,000	550,000
Non-Executive Director Group	$ 65,000	650,000
Non-Executive Officer Employee Group	$ 227,500	2,275,000

1 Determined based on fair market value assessment of $0.22 per option for options issued on May 21, 2008.

Amendment and Termination

Our board of directors or a committee of our board of directors, if created by our board for the purposes of administering the 2007 Stock Option Plan, (the “Plan Administrator”) may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by any applicable laws, including the rules of an applicable stock exchange or other national market system, provided that:

(i)	no options may be granted during any suspension of the plan or after termination of the plan; and

(ii)

any amendment, suspension or termination of the plan will not affect options already granted, and such options will remain in full force and affect as if the plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the optionee and the Plan Administrator, which agreement will have to be in writing and signed by the optionee and our company.

The Plan Administrator may prescribe, amend and rescind the rules and regulations relating to this plan; and correct any defect, supply any omission or reconcile any inconsistency in this plan;

The Plan Administrator may, at any time, modify, amend or terminate this plan or modify or amend options granted under this plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the applicable laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for our company to comply with or to avail our company and/or the optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

The 2007 Stock Option Plan will terminate on the tenth anniversary of the effective date. No options may be granted during any suspension of the plan or after the date of termination.

Granting of Options

Options may be granted by the Plan Administrator from time to time.

Share Reserve

The aggregate number of shares that may be delivered under the 2007 Stock Option Plan at any given time shall not exceed 10,000,000 shares.

Program

The 2007 Stock Option Plan is a discretionary option grant program, under which the Plan Administrator, as defined in Section 2.5 of the 2007 Stock Option Plan, may grant (i) incentive stock options to purchase shares of common stock to employees; and (ii) nonqualified stock options to purchase shares of common stock to employees and to such other persons who are not employees as the Plan Administrator shall select.

Eligibility

The individuals eligible to participate in the 2007 Stock Option Plan include Employees, as defined in Section 3.1 of the 2007 Stock Option Plan, and such other persons who are not Employees as the Plan Administrator shall select.

Administration

The Plan Administrator will administer the discretionary option grant program. The Plan Administrator will determine which individuals are to receive option grants, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules and all other terms and conditions pertaining to the plan.

Plan Features

The 2007 Stock Option Plan includes the following features:

The number of options granted to any one person in any 12 month period may not exceed 10% of our issued shares of common stock.

In the absence of action to the contrary by the Plan Administrator, all options will be non-qualified stock options.

The aggregate fair market value of the common shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year shall not exceed the Annual Limit, as defined in Section 5.1 of the 2007 Stock Option Plan.

Any portion of an option which exceeds the Annual Limit shall not be void but rather shall be a non-qualified stock option.

Options granted pursuant to the 2007 Stock Option Plan shall vest and become exercisable pursuant to the following vesting schedule:

a)	25% of the option shall vest in and be exercisable by the employee one (1) year from the date of granting;
b)	50% of the option shall vest in and be exercisable by the employee two (2) years from the date of granting;
c)	75% of the option shall vest in and be exercisable by the employee three (3) years from the date of granting;
d)	100% of the option shall vest in and be exercisable by the employee four (4) years from the date of granting.

The vesting of one or more outstanding options maybe accelerated by the Plan Administrator.

All of the options granted pursuant to the 2007 Stock Option Plan are non-assignable and non-transferable.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of the 2007 Stock Option Plan under the provisions of U.S. federal income tax law currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax law is subject to change at any time, possibly with retroactive effect. Accordingly, each grantee should consult a tax advisor regarding his or her specific tax situation.

Incentive Stock Options

The grant of an incentive stock option does not give rise to federal income tax to the grantee. Similarly, the exercise of an incentive stock option generally does not give rise to federal income tax to the grantee, as long as the grantee is continuously employed by the company from the date the option is granted until the date the option is exercised. This employment requirement is subject to certain exceptions. However, the exercise of an incentive stock option may increase the grantee’s alternative minimum tax liability, if any.

If the grantee holds the option shares for more than two years from the date the option is granted and more than one year from the date of exercise, any gain or loss recognized on the sale or other disposition of the option shares will be capital gain or loss, measured by the difference between the sales price and the amount paid for the shares by the grantee. The capital gain or loss will be long-term or short-term, depending on the grantee’s holding period for the shares. If the grantee disposes of the option shares before the end of the required holding period, the grantee will recognize ordinary income at the time of the disposition equal to the excess, if any, of (i) the fair market value of the option shares at the time of exercise (or, under certain circumstances, the selling price, if lower) over (ii) the option exercise price paid by the grantee. Any additional amount received by the grantee would be treated as capital gain. Under current U.S. law, there is a maximum tax rate of 15% for long-term capital gains. The deductibility of capital losses is subject to certain limitations.

We are generally not entitled to a tax deduction at any time with respect to an incentive stock option. If, however, the grantee does not satisfy the employment or holding period requirements described above, we will be allowed a deduction in an amount equal to the ordinary income recognized by the grantee, subject to certain limitations and W-2 reporting requirements.

Non-Statutory Stock Options.

The grant of a non-statutory stock option generally does not result in federal income tax to the grantee. However, the grantee will recognize taxable ordinary income upon the exercise of a non-statutory option equal to the excess of the fair market value of the option shares on the exercise date over the option exercise price paid. Slightly different rules may apply to grantees who acquire stock under options subject to certain vesting requirements or who are subject to Section 16(b) of the Exchange Act. With respect to employees, we may be required to withhold income and employment taxes based on the amount of ordinary income recognized by the grantee.

On the sale of the option shares, the grantee will recognize capital gain or loss in an amount equal to the difference between the sales price and the sum of the exercise price paid by the grantee for the shares plus any amount recognized as ordinary income upon the exercise of the option. The capital gain or loss will be long-term or short-term depending on the grantee’s holding period for the shares.

We will be allowed a tax deduction on the exercise of the option by the grantee, equal to the amount of ordinary income recognized by the grantee, subject to certain limitations and W-2 or 1099 reporting requirements.

Taxation of Deferred Compensation.

Recently enacted Section 409A of the Internal Revenue Code imposes immediate taxation, with interest and a 20% excise tax, on certain deferred compensation that does not meet the requirements of the Section. Adverse treatment under Section 409A applies to stock appreciation rights that are granted below fair market value or that can be exercised for cash without a fixed payment date and to nonstatutory stock options that are granted below fair market value. If any award granted under this Plan does not comply with the Section 409A requirements, the affected employee will be subject to the adverse tax consequences discussed in this paragraph.

Certain Limitations on Deductibility of Executive Compensation.

Section 162(m) of the Internal Revenue Code generally denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction attributable to stock options). Certain kinds of compensation, including qualified “performance-based compensation”, are disregarded for purposes of the deduction limitation. Compensation attributable to stock options will qualify as performance-based compensation if the exercise price of the options is no less than the fair market value of stock on the date of grant, the options are granted by a compensation committee comprised solely of “outside directors” (as defined in the Treasury Regulations issued under Section 162(m)) and certain other requirements are met.

The 2007 Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Internal Revenue Code.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2009 proxy statement, your proposal must be received by us no later than July 1, 2009, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2009 annual meeting, you must notify us in writing and such notice must be delivered to or received by our President no later than July 1, 2009. While the Board will consider stockholder proposals, we reserve the right to omit from our 2009 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.

STOCKHOLDER COMMUNICATIONS

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

“HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding", potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT

Our annual report on Form 10-KSB for the year ended January 31, 2008 and our Quarterly Report on Form 10-Q for the period ended October 31 , 2008 are enclosed with this proxy statement.

OTHER BUSINESS

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended January 31, 2008, together with the auditors’ report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting; however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.

By Order of the Board of Directors,

/s/ James Briscoe
James Briscoe
President, Chief Executive Officer,
Chairman of the Board
Dated: December 17 , 2008
Tucson, Arizona

PROXY CARD

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
LIBERTY STAR URANIUM & METALS CORP.
(the "Company")

TO BE HELD AT the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712
ON Monday, January 15 , 2009 at 9:00 a.m. (local time)
(the “Meeting”)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, James Briscoe, a director and officer of the Company, or failing this person, John Guilbert, a director and officer of the Company, or in the place of the foregoing, ___________________________ [print name] as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

The undersigned appoints James Briscoe and John Guilbert as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of Liberty Star Uranium & Metals Corp. (the "Company") held of record by the undersigned on November 17, 2008, at the Annual Meeting of Stockholders to be held at the San Miguel Estates, 5565 North Binghamton Drive, Tucson, AZ 85712, on January 15 , 2009, or any adjournment thereof.

[ ] Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 4:00 pm, January 12, 2009 using the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

PLEASE MARK YOUR VOTE IN THE BOX.

	For	Withhold
PROPOSAL 1:
Election of Directors
Nominees:

James Briscoe	[ ]	[ ]

Gary Musil	[ ]	[ ]

John Guilbert	[ ]	[ ]

PROPOSAL 2:
Appointment of Independent Auditors

To ratify the selection of Semple & Cooper, LLP, as independent auditors	[ ]	[ ]

PROPOSAL 3:
Approval of Increase in Capitalization to 10,000,000,000 Common Shares

To approve an increase in authorized capitalization to 10,000,000,000 common shares	[ ]	[ ]

PROPOSAL 4:
Approval of the 2007 Stock Option Plan

To approve the adoption of the 2007 Stock Option Plan	[ ]	[ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

Dated:	Signature:

Please sign exactly as name appears below. When shares are held jointly, both Registered Shareholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder.

3. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Scrutineer before the Meeting begins.

4. Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

(b) appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of The Nevada Agency and Trust Company, by mail or by fax, at any time up to and including 9:00 a.m. (local time) on January 13, 2009 , or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

The Nevada Agency and Trust Company
Suite 880, Bank of America Plaza
50 West Liberty Street
Reno, Nevada, 89501
Fax: 775.322.5623

Schedule 1

LIBERTY STAR URANIUM & METALS CORP.
2007 STOCK OPTION PLAN

     This 2007 Stock Option Plan (the "Plan") provides for the grant of options to acquire common shares (the "Common Shares") in the capital of LIBERTY STAR URANIUM & METALS CORP., a corporation formed under the laws of the State of Nevada (the "Company"). Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") are referred to in this Plan as "Incentive Stock Options" and stock options that do not qualify under Section 422 of the Code are referred to as "Non-Qualified Stock Options". Incentive Stock Options and Non-Qualified Stock Options granted under this Plan are collectively referred to as "Options".

1. PURPOSE

1.1 The purpose of this Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Plan Administrator shall select in accordance with Section 2 below, and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2 This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2. ADMINISTRATION

2.1 This Plan shall be administered initially by the Board of Directors of the Company (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2 If and so long as the Common Shares are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Company wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3 The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4 The Board may at any time amend, suspend or terminate the Plan, subject to such shareholder approval as may be required by Applicable Laws, including the rules of an applicable stock exchange or other national market system, provided that:

(iii)	no Options may be granted during any suspension of the Plan or after termination of the Plan; and

(iv)

any amendment, suspension or termination of the Plan will not affect Options already granted, and such Options will remain in full force and affect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee (as defined below) and the Plan Administrator, which agreement will have to be in writing and signed by the Optionee and the Company.

2.5 Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a) construe and interpret this Plan;

(b) define the terms used in the Plan;

(c) prescribe, amend and rescind the rules and regulations relating to this Plan; (d) correct any defect, supply any omission or reconcile any inconsistency in this Plan; (e) grant Options under this Plan;

(f) determine the individuals to whom Options shall be granted under this Plan and whether the Option is granted as an Incentive Stock Option or a Non-Qualified Stock Option;

(g) determine the time or times at which Options shall be granted under this Plan;

(h) determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i) determine all other terms and conditions of the Options; and

(j) make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.6 All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3. ELIGIBILITY

3.1 Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Company or any Related Company (as defined below) ("Employees").

3.2 Non-Qualified Stock Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3 Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

3.4 Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5 As used in this Plan, the term "Related Company" shall mean any corporation (other than the Company) that is a "Parent Company" of the Company or "Subsidiary Company" of the Company, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4. STOCK

4.1 The Plan Administrator is authorized to grant Options to acquire up to a total of 5,000,000 Common Shares. The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 0 hereof.

5. TERMS AND CONDITIONS OF OPTIONS

5.1 Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

(a) Number of Shares and Type of Option

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

(i) the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 10% of the issued and outstanding Common Shares of the Company;

(ii) in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(iii) the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Company, a Related Company or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(iv) any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b) Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

(c) Option Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i) the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(ii) with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Company (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

(iii) Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur, and provided that for Incentive Stock Options:

A. the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution over the aggregate exercise price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution over the aggregate exercise price of such shares, and

B. the substituted option does not give the employee additional benefits which he did not have under the previously held Option; and

(iv) with respect to Non-Qualified Stock Options, the exercise price per share shall be the fair market value of the Common Shares as determined by the Plan Administrator in good faith.

(d) Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.1(g) below, the expiration date of the Option (the “Expiration Date”), which date shall not be later than ten (10) years from the Date of Grant; provided, that the Expiration Date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Company (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 shall expire ten (10) years from the Date of Grant.

(e) Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

Number of Years	Percentage of Total
Following Date of Grant	Option Vested
One	25%
Two	50%
Three	75%
Four	100%

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a Related Company, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Company by the Plan Administrator that the performance objective has been achieved.

(f) Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

(g) Term of Option

(i) Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

A. the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.1(d) above;

B. the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for cause (as determined by the Plan Administrator, acting reasonably);

C. the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Company for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the duration of the options is extended by the Plan Administrator until a date not later than the Expiration Date of the Option; or

D. the expiration of one year (1) from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the duration of the options is extended by the Plan Administrator until a date not later than the Expiration Date of the Option.

(ii) Notwithstanding Section 5.1(g)(i) above, any vested Options which have been granted to the Optionee in the Optionee's capacity as a director of the Company or any Related Company shall terminate upon the occurrence of the first of the following events:

A. the event specified in Section 5.1(g)(i)A above;

B. the event specified in Section 5.1(g)(i)D above; and

C. the expiration of three (3) months from the date the Optionee ceases to serve as a director of the Company or Related Company, as the case may be unless, in the case of a Non-Qualified Stock Option, the duration of the options is extended by the Plan Administrator until a date not later than the Expiration Date of the Option.

(iii) Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(iv) For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(v) Unless accelerated in accordance with Section 5.1(f) above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Company for any reason whatsoever, including death or Disability.

(vi) For purposes of this Plan, transfer of employment between or among the Company and/or any Related Company shall not be deemed to constitute a termination of employment with the Company or any Related Company. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by ute or by contract.

(h) Exercise of Options

(i) Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(ii) Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of Common Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 5.1(i) below. The Company shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Company, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

(i) Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(i) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Company the amount of sale or margin loan proceeds to pay the exercise price; or

(ii) by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

(j) No Rights as a Shareholder

A Holder shall have no rights as a shareholder of the Company with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.1(m) hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

(k) Non-transferability of Options

(i) Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

A. for Non-Qualified Stock Options, any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members; or

B. for all Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(ii) Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

(l) Securities Regulation and Tax Withholding

(i) Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such Common Shares.

(ii) As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Company, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(iii) The Holder shall pay to the Company by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

A. by delivering to the Company Common Shares previously held by such Holder or by the Company withholding Common Shares otherwise deliverable pursuant to the exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

B. by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(iv) The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 5.1(l)(iii) above.

(m) Adjustments Upon Changes In Capitalization

(i) The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Company resulting from:

A. a subdivision or consolidation of Common Shares or any like capital adjustment, or

B. the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

(ii) Except as provided in Section 5.1(m)(iii) hereof, upon a merger (other than a merger of the Company in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-

incorporation or the creation of a holding Company) or liquidation of the Company, as a result of which the shareholders of the Company, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied.

(iii) If the shareholders of the Company receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Company in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere reincorporation or the creation of a holding Company), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Company and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 5.1(m)(ii) . The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.

(iv) In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

(v) All adjustments pursuant to Section 5.1(m) shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi) The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6. EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

6.1 Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date").

6.2 Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

6.3 Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Company shall be granted subject to approval of this Plan by the holders of a majority of the Company's outstanding voting shares, voting either in person or by proxy at a duly held shareholders' meeting within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Company of certain compensation.

7. NO OBLIGATIONS TO EXERCISE OPTION

7.1 The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8. NO RIGHT TO OPTIONS OR TO EMPLOYMENT

8.1 Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Company, express or implied, that the Company or any Related Company will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Company's right to terminate Optionee's employment at any time, which right is hereby reserved.

9. APPLICATION OF FUNDS

9.1 The proceeds received by the Company from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10. INDEMNIFICATION OF PLAN ADMINISTRATOR

10.1 In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11. AMENDMENT OF PLAN

11.1 The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Company to comply with or to avail the Company and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Effective Date: October 18, 2007